Payments, by Category - 12 months ended Dec. 31, 2023	USD ($) [1]
Payments:
Taxes	$ 75,700,000
Royalties	1,690,284
Comm. Social Resp.	48,621,139
Total Payments	$ 126,011,423

[1]	Payments to U.S. federal government entities were made in U.S. dollars. Payments to foreign governmental entities were made in local currency (Swiss Franc) and translated to U.S. dollars based on the exchange rate at the time of payment.